UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2018

PRESBIA PLC

(Exact Name of Registrant as Specified in Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-36824 (Commission File Number)	98-1162329 (IRS Employer Identification No.)

17 Corrig Road, Suite 7

Sandyford, Dublin 18 Ireland

(Address of Principal Executive Offices)(Zip Code)

+353 (1) 659 9446

Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2018, in furtherance of the re-prioritization plan, which was previously announced by Presbia PLC (the “Company”),  the Company and Jarett Fenton mutually agreed that his last date of employment would be January 5, 2018.  Effective January 8, 2018, Richard T. Fogarty, age 67, the Company’s former Chief Accounting Officer, Vice President, Finance and Secretary, rejoined the Company as its Chief Accounting Officer, Vice President, Finance and Secretary.

Prior to rejoining Presbia, Mr. Fogarty provided contract professional services from August 2017 to October 2017 to Collectors Universe, Inc. (NASDAQ: CLCT) and from July 2016 to August 2017 to Identiv, Inc. (NASDAQ: INVE), respectively.  From February 2014 to June 2016, Mr. Fogarty served as Presbia’s Chief Accounting Officer, Vice President of Finance and Secretary. He served as the Chief Accounting Officer of Presbia Holdings from August 2013 until its liquidation in 2015. Prior to Presbia, Mr. Fogarty served as Vice President Finance and Administration and CFO from February 2010 to August 2013 at Polymer Plainfield Precision, Inc., a provider of contract manufacturing services to the automotive and medical device industries. Mr. Fogarty held corporate controller and corporate finance positions in publicly-held companies Collectors Universe, Inc., which provides authentication and grading services for high-value collectibles, from March 2006 to February 2010, and Impco Technologies, Inc. (now Fuel Systems Solutions, Inc.), which designs, manufactures and supplies alternative fuel products and systems, from November 2002 to March 2006. Mr. Fogarty holds an M.B.A. from Fairleigh Dickinson University and a B.S. from Union College. Mr. Fogarty is a Certified Management Accountant.

There are no family relationships between Mr. Fogarty and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Fogarty will receive an annual base salary of $180,000.

A copy of a press release regarding Mr. Fogarty’s appointment as Chief Accounting Officer, Vice President of Finance and Secretary is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit

99.1 Press Release dated January 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESBIA PLC

By: /s/ Mark Yung
Name: Mark Yung
Title: Chief Executive Officer

Dated:    January 9, 2018